SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 24, 2003

DeVRY INC. (Exact name of registrant as specified in its charter)

DELAWARE	012751	36-3150143

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

ONE TOWER LANE, OAKBROOK TERRACE, IL	60181

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(630)571-7700

Total number of pages: 43

DEVRY INC. FORM 8-K INDEX

Page No.

Item 9 — Regulation FD Disclosure	3

Signatures	4

Information Presented March 24, 2003	5-43

Item 9 — Regulation FD Disclosure

On March 24, 2003, DeVry Inc. presented the information on pages 5 – 43 with respect to its announced signing of a definitive agreement to acquire Ross University.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEVRY INC.
(REGISTRANT)

Date: March 24, 2003

/s/ Dennis J. Keller
Dennis J. Keller Chairman

Date: March 24, 2003

/s/ Norman M. Levine
Norman M. Levine Senior Vice President and Chief Financial Officer

acquisition of

Expanding high-quality, career-oriented higher education into the medicine and health sciences sector

CONFIDENTIAL

Forward-Looking Statement

Certain information contained in this release may constitute forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current expectations and beliefs about future events, are inherently uncertain and may involve risks that could cause actual results to differ materially from the forward-looking statements. Potential risks and uncertainties include, but are not limited to, the acquisition of Ross University occurring with minimal disruption to its operations, dependence on student financial aid, state and provincial approval and licensing requirements, and the other factors detailed in the Company’s Securities and Exchange Commission filings, including those discussed under the heading “Risk Factors” in the Company’s Registration Statement on Form S-3 (No. 333-22457) filed with the SEC.

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CONFIDENTIAL

Transaction Summary

Financial Terms	$310 million purchase price Positive impact on margins and growth Immediately accretive to earnings

Financing	$300 million of committed senior financing Utilize some cash on hand

Legal / Accounting	All cash acquisition structured as stock purchase Subject to economic valuation, estimated intangible assets amortized through the income statement of approximately $7 million annually

Closing Conditions	Customary regulatory approvals and closing conditions Expected closing in fiscal fourth quarter

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CONFIDENTIAL

Company Overview

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CONFIDENTIAL

DeVry - Snapshot Overview

Leading provider of undergraduate and graduate education and professional review services

•	DeVry University / Keller Graduate School of Management
•	Becker Conviser Professional Review

LTM Revenues and EBITDA of $663 million and $136 million, respectively
•	56,000 students and coursetakers enrolled at DeVry / Keller (Fall Term)
•	Over 40,000 students utilizing Becker Conviser Services annually

Focused on preparing students for existing and emerging careers in technology, business and management
•	DeVry curricula focused on workplace-relevant education
- Designed to integrate general education, technology and business

Emphasis on high-quality education to a diverse and geographically dispersed student population
•	DeVry’s educational approach and structure reaches students who are underserved by other higher educational institutions, minorities in particular

Achieves consistent growth through simple strategy
•	Revenue growth through increasing enrollment and tuition
- Leading recruiting / advertising system
•	Geographic expansion
•	New programs
•	Expanding delivery channels (DeVry University Centers and Online)

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CONFIDENTIAL

DeVry is a Leader in IT, Business and Professional Certification Prep

DeVry University
45,300 students (Fall 2002)
Key programs:
•	Business Administration
•	Computer Engineering Technology
•	Computer Information Systems
•	Electronics Engineering Technology
•	Information Technology
•	Technical Management
•	Telecommunications Management

Keller Graduate School of Management
10,760 coursetakers (Fall 2002)
Key programs:
•	Business Administration
•	Accounting & Financial Management
•	Human Resource Management
•	Information Systems Management
•	Project Management
•	Public Administration
•	Telecommunications Management
•	Business Information Systems
•	E-Commerce
•	Operations Management
•	Project Management
•	Health Services Management
•	Small Business Management and Entrepreneurship

40,000 students annually
Key programs:
•	CPA
•	CMA
•	CFA

5

CONFIDENTIAL

DeVry is Proactively Addressing Recent Business Challenges

Current Challenges

Concentration of curriculum

•	Significant IT / Technology base

Current lower-growth environment

•	Dependency on technology employers

Improve capital efficiency

New Initiatives

Diversify curriculum

•	New undergraduate programs
•	Business and management offering growing rapidly
•	Becker Conviser Professional Review

Access higher-growth markets

•	Continued commitment to core principles
•	Increased focus on business and management
•	Expanding number of online programs

Program length and facilities utilization

DeVry University Centers

•	Closer to audience
•	Adult focus
•	Lower capex

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CONFIDENTIAL

Ross University Complements All DeVry Initiatives

DeVry Initiatives

Diversify curriculum

Access higher-growth markets

Improve capital efficiency and operating flexibility

Ross University

New curricula focus through established market leader

High-growth medicine and health sciences market

High capital efficiency through scalable campus

Extended program length

Sector maintains high per student pricing

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CONFIDENTIAL

DeVry is Well-Positioned for Future Growth

Strong industry fundamentals
•	Technology, Business and Health Sciences markets
•	Traditional student and adult learner markets
•	Professional certification preparation
•	Online delivery currently in strong growth phase

High-quality, established brand names
•	Recognized leadership of DeVry University brand
•	Recognized leadership by Ross in U.S.-style medical and veterinary education
•	Premier professional certification in Becker Conviser brand

Efficient business model and strong, proven management team
•	Focus on career-oriented student profile
•	Broad geographic coverage and efficient campus model

Compelling financial model
•	Consistent growth and attractive financial profile
•	Significant free cash flow with high capital efficiency
•	Enhanced visibility and predictability
•	Modest leverage pro forma for acquisition

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CONFIDENTIAL

Overview of Ross University

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CONFIDENTIAL

Key Highlights - Ross University

Leading player in the proprietary post-secondary education industry
•	One of the largest medical and veterinary schools in the world
•	Founded 1978 - 25th anniversary in 2003

Superior education and excellent graduate employment record
•	Unmatched network of U.S. clinical rotations
•	Over 4,500 practicing U.S. alumni

Favorable market dynamics
•	U.S. medical schools fill only 2/3 of available residencies
•	5% - 10% annual tuition increases at U.S. medical schools

Long track record of consistent growth
•	Capacity to increase enrollments significantly

Excellent free cash flow and strong margins
•	2002 EBITDA margin exceeded 40%

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CONFIDENTIAL

Ross University: A Leader in U.S.-Model Medical and Health Sciences Education

Ross offers medical and veterinary education comparable to U.S. institutions

Key Facts
Student Population	+/- 95% from U.S.

Admissions	Faculty assessment of multiple factors

Facilities	Classrooms and laboratories

Curriculum	U.S.-Model

Faculty	U.S.-Trained PhD, MD and DVM

Student Financing	Title IV eligible

Accreditation	Recognized by DOE

Clinical Rotations	U.S. teaching hospitals and universities

Outcomes	Comparable USMLE pass rates and residency placement rates to U.S. medical schools

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CONFIDENTIAL

Ross is Uniquely Positioned for Continued Leadership

Ross enjoys significant competitive advantages in medical and veterinary education market opportunities

Unique Ross Advantages
Location	Caribbean basic science campuses

Culture	Uniquely diverse cultural experience

Organization	For-profit business

Mission	Teaching only (no research mission)

Entering Classes	Three per year (Jan, May, Sept)

Faculty	Full-time faculty

Curriculum	Hands-on training

Matriculation	Accelerated and flexible

Clinical Rotations	Extensive network of outstanding teaching hospitals and veterinary schools

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CONFIDENTIAL

Ross’ Key Competitive Advantages

Business Model

Established leadership position

Proven U.S.-model curriculum

Full-time faculty and support organization

Extensive clinical rotation network

Large, successful alumni network

Capital efficient business model

•	Negative working capital
•	Moderate capex requirements

Legal / Regulatory Environment

Unique Title IV eligibility

•	One of three U.S.-model offshore schools with eligibility

DOE approval since 1983

Individual state licensing requirements fulfilled

Significant demand for clinical residencies

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Medical and Veterinary Market Overview

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CONFIDENTIAL

Medical Education Opportunities in the U.S. Are Constrained

Recurring Supply / Demand Imbalances

Recurring and serious deficiency in the supply of U.S. medical graduates
•	Increasing demand in U.S. for physicians
•	Virtually no growth in graduates from U.S. medical schools over last 20 years
•	- 32% of residencies filled by non-U.S. educated medical students

U.S. Institutions Do Not Meet All Needs

Conflicting missions
•	Within universities (medical schools vs. other professional schools)
•	Within medical schools (research vs. clinical vs. teaching)

Resource constrained
•	State and institutional budget cuts; challenged endowment environment
•	Medical hospitals / research centers are often “cash drains” for universities

Institutional barriers
•	Zero enrollment growth policies

U.S. institution “price umbrella”
•	Similar to DeVry undergraduate price umbrella

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CONFIDENTIAL

Projected Physician Supply Shortfall

The U.S. has an increasing need for M.D.’s

Growing, Aging Population
•	Population estimates have exceeded Graduate Medical Education National Advisory Committee estimates by 6% since 1981

Advent of New Illnesses

Accelerating M.D. Retirements

Increasing Number of Female M.D.’s

•	Female physicians average 20% less work hours than male counterparts

Inadequate Supply of Minority M.D.’s

Rural physician needs

Source: Health Affairs, January/February 2002.

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CONFIDENTIAL

Medical School Admissions Have Remained Flat

Medical School Admissions 1981 - 2002 Applicants versus Acceptance

Source: Association of American Medical Colleges Data Warehouse.

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CONFIDENTIAL

U.S.-Model Medical Education - Market Dynamics

What Happens to U.S. Medical School Applicants?

Applications to U.S. Medical Schools	Unaccepted Pool	Do Not Attend or Foreign Medical School

Typically 35,000-45,000 20-year average: 39,455	23,000 57.5%	18,500 46.2%
Seek Alternative Education

Acceptance to U.S. Medical Schools	Osteopathic	Total 4,500 11.3%
~ 17,000 42.5%	2,500 6.3% U.S.-Modeled Offshore 2,000 5.0%

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CONFIDENTIAL

U.S. Medical Schools Fill Only 2/3 of Residencies

Residency Gap 1994 - 2002 Total Available Residencies versus U.S. Medical Education Filled Spots

2002 Residency Gap: 6,515 Physicians

Source: National Resident Matching Program.

Note: Does not include residents who (i) took a year off immediately after graduation or (ii) took a year of specialty training before beginning their residency.

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CONFIDENTIAL

U.S.-Model Schools Fill Only 15% of Residency Gap

2002 - Available U.S. Residencies

2002 - Unfilled U.S. Residency Spots

Source: The Journal of the American Medical Association.

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CONFIDENTIAL

Veterinary Education Dynamics are Similarly Robust

Institutionally Controlled Supply of New Veterinarians

Access to veterinary education has become more difficult

•	From 1991 through 1999, the number of veterinary school applicants increased over 55%

- Relatively little expansion in veterinary school seats

- Acceptance rate has dropped from 51% to 32%

U.S. Institutions Do Not Meet All Needs

Conflicting missions

•	Within universities (veterinary schools vs. other schools)
•	Within veterinary schools (research vs. clinical vs. teaching)

Resource constrained

•	State and institutional budget cuts; challenged endowment environment
•	Veterinary clinics are “cash drains” for universities

Institutional barriers

•	Zero enrollment growth policies

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CONFIDENTIAL

Veterinary Education Dynamics are Similarly Robust

Veterinary School Admissions 1991 - 1999 Applicants versus Acceptance

4,296
4,709
4,957
5,428
6,634
6,424
6,630
6,783
6,695
49.0%
51.0%
53.0%
55.0%
66.0%
64.0%
66.0%
67.0%
68.0%
51.0%
49.0%
47.0%
45.0%
34.0%
36.0%
34.0%
33.0%
32.0%
3:1 ratio of applicants to seats
1991
1992
1993
1994
1995
1996
1997
1998
1999
Accepted Students
Denied Admission

3:1 ratio of applicants to seats

Source: AAVMC U.S. Applicant Data.

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CONFIDENTIAL

Strategic Rationale

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CONFIDENTIAL

Strategic Rationale

Diversification of revenue base to high-growth medical sciences sector
•	Medical sciences education represents attractive long-term market for DeVry

Enhanced revenue visibility
•	4+ year programs

Increased capital efficiency
•	Impressive per student tuition with competitive pricing

Expansion of leadership in career-oriented education
•	Strong brand and market leader in attractive career sector

Growth platform
•	Related medical programs and degrees
•	Related medical technology programs and degrees
•	Test prep
•	Online
•	Continuing education for medical professionals

Strong management team
•	Limited integration risk

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Diversification into High-Growth Medicine and Health Sciences Sector

LTM (12/31/02) Actual	Estimated Pro Forma

Revenues

DeVry University
93.9%
Keller Graduate School of Management
BECKER CONVISER
6.1%
DeVry University
85.9%
Keller Graduate School of Management
BECKER CONVISER
5.5%
ROSS
8.6%

EBITDA

DeVry University
90.6%
Keller Graduate School of Management
BECKER CONVISER
9.4%
DeVry University
76.5%
Keller Graduate School of Management
BECKER CONVISER
8.0%
ROSS
15.5%

Net Income

DeVry University
Keller Graduate School of Management
BECKER CONVISER
100.0%
DeVry University
Keller Graduate School of Management
BECKER CONVISER
91.8%
ROSS
8.2%(1)

(1)	Net income allocation assumes all write-up amortization and interest expense allocated to Ross.

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CONFIDENTIAL

Enhanced Revenue Visibility

4+ year comprehensive programs
•	Length of programs leads to strong revenue visibility
•	Reduced student acquisition costs

Measured tuition increases
•	Annual increases at U.S. institutions estimated at 5% - 10%
•	2003 Ross increase of 5% - 11%, depending on program

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CONFIDENTIAL

Increased Capital Efficiency

Significant capacity in place
•	Recent expansion to accommodate increasing enrollment
•	Highly-scalable business model

- Centralized cost efficient campus

- Ample opportunity for utilization improvement

Negative working capital model self-funds growth
•	Collect tuition at beginning of semester
•	Positive impact on cash flow returns

Modest capital requirements
•	Favorable land/lease terms
•	Modest maintenance capex
•	Limited growth capex

Multinational characteristics of Ross University result in favorable tax rates
•	-16% effective tax rate

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CONFIDENTIAL

Expands Leadership in Career-Oriented Education

Market Position and Focus	DeVry	Keller	Becker	Ross
	Leader in undergraduate IT and business degrees	Largest for-profit provider of graduate IT, business and management	Leading provider of CPA, CMA and CFA preparatory programs	Largest provider of U.S.-style medical and veterinary education

Students(1)	45,300	10,760	40,000+	2,558

Revenues	$622.5 million		$40.1 million	$62.1 million

Degrees	BS BBA BPS AAS	MBA Various Master’s degrees	CFA, CPA, CMA preparation	M.D. D.V.M.

(1)	Students / coursetakers as of Fall 2002.

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CONFIDENTIAL

Multiple Opportunities for Growth

Market Position and Focus	DeVry University	Keller	Becker	Ross
	Leader in undergraduate IT and business degrees	Largest for-profit provider of graduate IT, business and management degrees	Leading provider of CPA, CMA and CFA preparatory programs	Largest provider of U.S.-style medical and veterinary education

Degrees	BS, BBA, BPS, AAS	MBA and other Master’s degrees	CFA, CPA, CMA preparation	>M.D. >D.V.M

Growth Opportunities	>Biomedical Engineering Technology >Bio-informatics >Health Information Systems			Online
>Bolster existing Medical/hospital administration offering
>USMLE test prep >MCAT reviews
>Undergraduate medical >CME

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CONFIDENTIAL

International Platform for Growth

Milwaukee
Canada
Chicago
Merrillville
Toronto
Canada
Kansas
Denver
Cleveland
Columbus
New York
N. Brunswick
Canada
Calgary
Philadelphia
Colorado Springs
Washington, DC
San Francisco
Charlotte
Los Angeles
Atlanta
Phoenix
Orlando
San Diego
Bahamas
St. Louis
Caribbean
Dallas
St. Kitts (new)
Tampa
Houston
Dominica (new)
Guyana
Miami
Germany
Austria
Russia & CIS
Ukraine
Kazakhstan
Cyprus
Lebanon
Israel
Egypt
Jordan
Kuwait
Pakistan
Japan
South Korea
Hong Kong
India
Syria
UAE
Oman
Bahrain
Saudi Arabia
Sao Paulo
Graduate
Graduate/Undergraduate
DeVry Institute of Technology
DeVry College of Technology
DeVry Institute of Technology & Keller Graduate School of Management
Ross Medical School
Ross Veterinary School
Becker Conviser

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CONFIDENTIAL

Strong Management Team to Lead Integration

Name	Title	Experience

Dennis Keller	Chairman and Co-Chief Executive Officer	30 years
Ronald Taylor	President and Co-Chief Executive Officer	30 years
O. John Skubiak	Executive Vice President – DeVry University	25 years
Daniel Hamburger	Executive Vice President – DeVry University Online and Becker Conviser	14 years
Norman Levine	SVP and Chief Financial Officer	21 years
Marilynn Cason	SVP and General Counsel	15 years

Tim Foster	President and CEO, Ross University	2+ years
Nancy Perri, M.D.	Dean, Clinical Sciences	13 years
John St. James	Chief Financial Officer, Ross University	5 years

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CONFIDENTIAL

Strong Business Model and Focused Integration Plan

Stable Business

Strong stand-alone business

Proven track record of success

Complementary strategic fit

Experienced management team

Focused Integration Initiatives

Integration team leaders identified

Functional integration plans articulated

Plan for marketing integration

Focus on execution and accountability

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Financial Summary

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Financial Combination Highlights

Accretive to DeVry EPS immediately

•	Fiscal 2004 expected impact of approximately $0.10

Improved growth profile and margins

Strong cash flow and rapid deleveraging

Significant upside potential through related growth opportunities

Lower effective tax rate

Enhanced capital efficiency

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CONFIDENTIAL

Ross Financial Highlights

Key Highlights 12/31/02

Students	2,500+

Revenue	$62 million

EBITDA	$25 million

Net Income	$18 million

Target Cost Structure

Revenue	100%

Gross Margin	53% - 56%

EBITDA Margin	36% - 39%

Net Income Margin	20% - 23%

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CONFIDENTIAL

Pro Forma Capitalization Remains Conservative

($ in millions)
	Actual 12/31/02	Pro Forma 12/31/02

Net Debt / (Cash)	($134.6)	$175.4

Shareholder's Equity	$387.7	$387.7

LTM EBITDA	$136.2	$161.2

Net Debt/EBITDA	—	1.1	x

Net Debt/Capitalization	—	26.7%

Substantial DeVry and Ross free cash flow will be utilized to reduce debt in the near-term

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CONFIDENTIAL

DeVry is Well-Positioned for Future Growth

Strong industry fundamentals
•	Technology, Business and Health Sciences markets
•	Traditional student and adult learner markets
•	Professional certification preparation
•	Online delivery currently in strong growth phase

High-quality, established brand names
•	Recognized leadership of DeVry University brand
•	Recognized leadership by Ross in U.S.-style medical and veterinary education
•	Premier professional certification in Becker Conviser brand

Efficient business model and strong, proven management team
•	Focus on career-oriented student profile
•	Broad geographic coverage and efficient campus model

Compelling financial model
•	Consistent growth and attractive financial profile
•	Significant free cash flow with high capital efficiency
•	Enhanced visibility and predictability
•	Modest leverage pro forma for acquisition

37